SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):     April 28, 2005

      First Albany Companies Inc.

(Exact name of registrant as specified in its charter)

      New York

(State or Other Jurisdiction
of Incorporation)

0-14140	22-2655804
(Commission File Number)	(IRS Employer Identification No.)

677 Broadway, Albany, New York	12207
(Address of principal executive offices)	(Zip Code)

      (518) 447-8500

(Registrant’s Telephone Number
Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: FORM OF NON-EMPLOYEE DIRECTOR OPTION AWARD AGREEMENT

Item 1.01.    Entry into a Material Definitive Agreement.

Pursuant to the First Albany Companies Inc. (the “Company”) 2003 Directors’ Stock Plan, non-employee directors of the Company were awarded stock options to purchase 2,500 shares of Common Stock on April 28, 2005.

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

99.1  Form of Non-Employee Director Option Award Agreement under the First Albany Companies Inc. 2003 Directors’ Stock Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

Date: April 28, 2005	By:	/s/ Alan P. Goldberg

	Name: Title:	Alan P. Goldberg President and Chief Executive Officer